UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21586

First Trust Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Trust
Enhanced Equity Income Fund (FFA)
Semi-Annual Report
For the Six Months Ended
June 30, 2023

First Trust Enhanced Equity Income Fund (FFA)
Semi-Annual Report
June 30, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Chartwell Investment Partners, LLC (“Chartwell” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Enhanced Equity Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the Securities and Exchange Commission which permits the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted with respect to its common shares subject to certain conditions. Under the Plan, the Fund currently intends to pay a quarterly distribution in the amount of $0.315 per share. A portion of this quarterly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period but is expected to correlate with the Fund’s performance over time. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Chartwell are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Enhanced Equity Income Fund (FFA)
Semi-Annual Letter from the Chairman and CEO
June 30, 2023
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Enhanced Equity Income Fund (the “Fund”), which contains detailed information about the Fund for the six months ended June 30, 2023.
One economic topic that continues to dominate headlines is whether the Federal Reserve (the “Fed”) will be able to pull off a “soft landing” for the U.S. economy, raising interest rates just high enough to curb inflation, but not so high that they stunt economic growth and cause a recession. Historically, soft landings are exceedingly rare. Over the past 60 years, the Fed has only been able to orchestrate this phenomenon once. This occurred between February 1994 and February 1995 when the Fed doubled the Federal Funds target rate (upper bound), raising it from 3.0% to 6.0%. For comparative purposes, the Federal Funds target rate (upper bound) stood at 5.25% on June 30, 2023, a full 500 basis points above its most recent low of 0.25% on March 15, 2022. Inflation, as measured by the rate of change in the Consumer Price Index (“CPI”), appears to be declining. The CPI stood at 3.0% on June 30, 2023, substantially lower than its most recent peak of 9.1% on June 30, 2022. Despite the Fed’s tighter monetary policy, the U.S. economy continues to show resilience, with gross domestic product (“GDP”) growing in each of the past three quarters.
I am continually amazed by the efficiencies that technological advances can have on production. Take, for example, the recent interest in artificial intelligence (“AI”). The U.S. Census Bureau reported that construction spending by manufacturers in the U.S. has more than doubled in the past year, reaching an annual rate of nearly $190 billion in April 2023, according to Bloomberg. Manufacturing now accounts for close to 13% of all non-government construction, its highest share on record. A portion of the growth in U.S. manufacturing is due to the CHIPS and Science Act, which provided nearly $280 billion in funding to boost domestic research and manufacturing of semiconductors in the U.S. We have also seen the excitement regarding developments in AI drive the S&P 500® Index (the “Index”) higher this year. Year-to-date through June 30, 2023, the Index posted a total return of 16.89%. When the stock market increases by 20% or more from its most recent low, it is often referred to as a “bull market.” On June 8, 2023, the Index closed at 4,293.93, 20.04% above its most recent low of 3,577.03 (which occurred on October 12, 2022).
The U.S. economy has been resilient, posting positive changes to GDP even as monetary policy tightened significantly. That said, there are also economic indicators that point to the potential for weakness over the coming quarters. The Conference Board, a non-profit business membership and research group organization, reported that its Leading Economic Index, which is composed of 10 economic indicators whose changes tend to precede changes in the overall economy, fell by 0.7% to a reading of 106.1 in June 2023, according to Reuters. The result represents the fifteenth consecutive monthly decline in the index, the longest streak of month-over-month decreases since just before the financial crisis in 2007. From our perspective, even if the Fed can pull off a soft landing, it is likely to be a very bumpy ride.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Enhanced Equity Income Fund (FFA)
“AT A GLANCE”
As of June 30, 2023 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FFA
Common Share Price	$17.53
Common Share Net Asset Value (“NAV”)	$18.18
Premium (Discount) to NAV	(3.58)%
Net Assets Applicable to Common Shares	$363,448,907
Current Quarterly Distribution per Common Share(1)	$0.3150
Current Annualized Distribution per Common Share	$1.2600
Current Distribution Rate on Common Share Price(2)	7.19%
Current Distribution Rate on NAV(2)	6.93%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 6/30/23	1 Year Ended 6/30/23	5 Years Ended 6/30/23	10 Years Ended 6/30/23	Inception (8/26/04) to 6/30/23
Fund Performance(3)
NAV	12.96%	16.65%	10.44%	10.23%	8.00%
Market Value	15.34%	15.85%	9.84%	10.97%	7.53%
Index Performance
S&P 500® Index	16.89%	19.59%	12.31%	12.86%	9.84%
CBOE S&P 500 BuyWrite Monthly Index	10.47%	9.02%	4.42%	6.26%	5.38%
Top Ten Holdings	% of Total Investments
Apple, Inc.	11.3%
Microsoft Corp.	10.2
UnitedHealth Group, Inc.	3.6
Alphabet, Inc., Class C	3.4
JPMorgan Chase & Co.	3.1
Merck & Co., Inc.	2.5
Arthur J. Gallagher & Co.	2.2
Coca-Cola (The) Co.	2.1
Danaher Corp.	2.0
AbbVie, Inc.	1.9
Total	42.3%
Sector Allocation	% of Total Investments
Information Technology	29.4%
Health Care	14.6
Financials	12.6
Consumer Discretionary	8.1
Communication Services	8.1
Consumer Staples	7.5
Industrials	6.0
Energy	4.2
Materials	3.1
Real Estate	2.5
Utilities	2.3
Other	1.6
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	92.9%
Real Estate Investment Trusts	2.5
Exchange - Traded Funds	1.6
Common Stocks - Business Development Companies	1.1
Call Options Written	(0.3)
Net Other Assets and Liabilities	2.2
Total	100.0%

(1)	Most recent distribution paid through June 30, 2023. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of June 30, 2023. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary
First Trust Enhanced Equity Income Fund (FFA)
Semi-Annual Report
June 30, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Enhanced Equity Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Chartwell Investment Partners, LLC (“Chartwell”), a wholly-owned subsidiary of Raymond James Investment Management, is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. Chartwell is the portfolio manager of the Fund.
Portfolio Management Team
Douglas W. Kugler, CFA
Senior Portfolio Manager
Jeffrey D. Bilsky
Portfolio Manager
Commentary
First Trust Enhanced Equity Income Fund
The Fund’s investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its Managed Assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of non-U.S. issuers in each case that are traded on U.S. securities exchanges. In addition, on an ongoing and consistent basis, the Fund writes (sells) covered call options on a portion of the Fund’s Managed Assets. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities, including the value of call options written (sold). There can be no assurance that the Fund’s investment objective will be achieved. The Fund may not be appropriate for all investors.
Market Recap
The first six months of 2023 were eventful to say the least. The Federal Reserve (the “Fed”) continued to increase short-term interest rates – adding another 75 basis points (“bps”) to the 275 bps it hiked in the second half of 2022. The speed and size of the increases since the start of the process were significant contributors to the failures of the 14th and 16th largest banks in the country during the spring of 2023. These failures brought about fears of another banking crisis. The war in Ukraine continued and there does not seem to be a path to its end at this point. Artificial Intelligence (“AI”) became all the rage as the general public was made significantly more aware of ChatGPT and its competitors such as Bard from Alphabet (the parent company of Google). The interest rate hikes, bank failures, and the war in Ukraine, along with a slowdown in the Chinese economic recovery, contributed to the continued expectation by many forecasters for some level of recession to hit the domestic economy as early as this year or at some point next year. Despite these events and expectations of a recession, the market staged a significant first-half rally which was underpinned by the performance of less than a dozen large capitalization, mostly technology-related, stocks (particularly those tied to AI). The ten largest stocks by market capitalization were up an average of 68.5% and contributed over 75% of the S&P 500® Index’s (the “Index”) total return for the first six months of the 2023. The rally was fueled not only by AI but also by a combination of the decline in the rate of increase in inflation, the anticipation of eventual rate cuts by the Fed, and investors giving more credence to the possibility of the “soft landing” scenario in which the Fed is able to get inflation down to its targeted rate of 2% without tipping the economy into a recession.

Portfolio Commentary (Continued)
First Trust Enhanced Equity Income Fund (FFA)
Semi-Annual Report
June 30, 2023 (Unaudited)
Performance Analysis
			Average Annual Total Returns
	6 Months Ended 6/30/23	1 Year Ended 6/30/23	5 Years Ended 6/30/23	10 Years Ended 6/30/23	Inception (8/26/04) to 6/30/23
Fund Performance(1)
NAV	12.96%	16.65%	10.44%	10.23%	8.00%
Market Value	15.34%	15.85%	9.84%	10.97%	7.53%
Index Performance
S&P 500® Index	16.89%	19.59%	12.31%	12.86%	9.84%
CBOE S&P 500 BuyWrite Monthly Index	10.47%	9.02%	4.42%	6.26%	5.38%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
For the six-month period ended June 30, 2023, the Fund’s net asset value (“NAV”) and market value returns(1) were 12.96% and 15.34%, respectively, on a total return basis. The Index returned 16.89% on a total return basis over the same period. The covered call options program had a negative influence on the Fund’s return for the period, the size of which was in-line with our expectations given the strong first-half returns of the Index and the Fund. Overall, the equity portfolio underperformed the Index during the period as two broad themes in the market hurt the portfolio. As we’ve written about in the past, our approach in managing the Fund is to create a portfolio with a yield that is higher than that of the market while also having an overall valuation that is lower than that of the market. This causes the portfolio to have a slight tilt towards the value side of the value/growth continuum. To the detriment of the portfolio, the Russell 1000® Value Index significantly lagged its Growth counterpart for the first half of the year with Growth outperforming Value by over 23 percentage points. Another headwind was that lower yielding stocks outperformed higher yielding stocks as shown by a Bank of America Merrill Lynch study. The study segmented the Index into those stocks with the highest yields and those with the lowest yields and compared their relative performance. For the period, the 200 stocks in the Index with the lowest yields returned an average of 18.46%, while the 200 stocks in the Index with the highest yields returned -18.13%.
Specifically within the equity portfolio, the allocation of investments between sectors and groups was a positive for relative performance. Positives for allocation were an overweight in the Information Technology sector, which was the best performing sector during the period, and an underweight of the Financial Services group, which trailed the Index. Somewhat offsetting these positives were an overweight to the Banks group, which was the worst performing group in the Index, and an overweight
(1)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year.

Portfolio Commentary (Continued)
First Trust Enhanced Equity Income Fund (FFA)
Semi-Annual Report
June 30, 2023 (Unaudited)
of the Pharmaceuticals Biotechnology & Life Sciences group, which trailed the Index. Stock selection was detrimental to relative performance during the period. The largest contributors to the underperformance in stock selection came from stocks which the Fund did not hold, such as Meta Platforms, Inc. (+138.5%) and Tesla, Inc. (+112.5%), or was underweight, such as Amazon.com, Inc. (+55.2%). However, a number of the more defensive stocks where the Fund was overweight were also detrimental. United Health Group, Inc. (-8.7%), Chubb, Ltd. (-11.9%) and AbbVie, Inc. (-15.1%) are examples. The Fund was exposed to, and was overweight in, several technology-related stocks that benefited from their ties to AI. NVDIA Corporation (+189.5%), Apple, Inc. (+49.7%) and Microsoft Corp. (+42.7%) are examples. In addition, the Fund benefited from not owning certain defensive stocks such as Pfizer Inc. (-27.0%), Johnson & Johnson (-4.9%) and Chevron Corporation (-10.7%).
Managed Distribution Policy
The Fund’s managed distribution policy (the “Plan”) permits the Fund to make periodic distributions of long-term capital gains as frequently as quarterly each tax year. The plan has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. Under the Plan, the Fund currently intends to continue to pay a recurring quarterly distribution in the amount of $0.315 per Common Share that reflects the distributable cash flow of the Fund. The Fund maintained its regular quarterly Common Share distribution of $0.315 per share for the six-month period ended June 30, 2023. Based on the $0.315 per share quarterly Common Share distribution, the annualized distribution rate as of June 30, 2023 was 6.93% at NAV and 7.19% at market price. The final determination of the source and tax status of all 2023 distributions will be made after the end of 2023 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Market Outlook
While there is generally a myriad of risks for the market to worry about, we believe that it will continue to be most focused on what happens to the domestic economy and how the Fed reacts over the next 12 to 18 months. While there is certainly no agreement among market-watchers, from what we have been reading, a large number of them are (and have been) expecting some level of a recession to occur anywhere in the next few months to 18 months from now. If it were to occur, it would be one of the most anticipated recessions that we have seen. Since it has been so anticipated we are wondering, along with many others in the markets, if it will have a large downward impact on stock prices. While we don’t know if, or when, the projected recession may happen, or the magnitude of its impact on the stock market, we do know that despite these fears, the Index’s valuation has risen this year along with its price. Earnings estimates for 2023 and 2024 have not increased nearly as much as the Index, therefore causing its valuation to expand once again to a level where we would not consider the general market to be undervalued. We have seen, and do not disagree with, observations pointing out that the majority of the valuation increase has come from a sub-set of large, mostly technology-related securities, leaving the average stock at a more reasonable valuation. As of June 30, 2023, with the Index only 7.2% away from its all-time high, and having risen over 24% from its mid-October 2022 low, it could be argued that the market has priced in the “soft landing” scenario and therefore doesn’t have much more room for upside. However, that argument can be countered with a view that if the Fed is successful in engineering a “soft landing,” market returns should broaden out to include more of the average stock which could therefore provide additional upside.
At the time of this writing, we do not expect to make any significant changes to the portfolio or the options program until the path of the economy and the likely actions of the Fed become clearer. When we believe we have enough information to have a better understanding of how these issues will play out, we will adjust the Fund’s holdings and options program accordingly. However, no matter the outcome, we will continue to manage the Fund with the objective of providing a high level of current income and gains and, to a lesser extent, capital appreciation over the market cycle.

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments
June 30, 2023 (Unaudited)
Shares	Description	Value
COMMON STOCKS – 92.9%
	Air Freight & Logistics – 1.4%
21,000	FedEx Corp. (a) (b)	$5,205,900
	Automobiles – 0.8%
75,000	General Motors Co. (a)	2,892,000
	Banks – 5.5%
350,000	Huntington Bancshares, Inc. (a)	3,773,000
76,000	JPMorgan Chase & Co. (a) (b)	11,053,440
17,500	PNC Financial Services Group (The), Inc. (a)	2,204,125
100,000	Truist Financial Corp. (a)	3,035,000
		20,065,565
	Beverages – 3.3%
125,000	Coca-Cola (The) Co. (a)	7,527,500
18,500	Constellation Brands, Inc., Class A (a)	4,553,405
		12,080,905
	Biotechnology – 1.9%
51,000	AbbVie, Inc. (a)	6,871,230
	Broadline Retail – 1.5%
40,500	Amazon.com, Inc. (a) (c)	5,279,580
	Capital Markets – 1.2%
52,500	Morgan Stanley (a)	4,483,500
	Chemicals – 2.4%
15,000	Air Products and Chemicals, Inc. (a)	4,492,950
16,500	Sherwin-Williams (The) Co. (a)	4,381,080
		8,874,030
	Communications Equipment – 1.7%
117,500	Cisco Systems, Inc. (a)	6,079,450
	Consumer Staples Distribution & Retail – 2.3%
9,800	Costco Wholesale Corp. (a)	5,276,124
22,500	Target Corp. (a)	2,967,750
		8,243,874
	Diversified Telecommunication Services – 1.4%
112,500	AT&T, Inc. (a)	1,794,375
85,000	Verizon Communications, Inc.	3,161,150
		4,955,525
	Electric Utilities – 2.3%
100,000	Exelon Corp. (a)	4,074,000
155,000	PPL Corp. (a)	4,101,300
		8,175,300
	Entertainment – 2.3%
62,000	Activision Blizzard, Inc. (a) (b)	5,226,600
90,000	Cinemark Holdings, Inc. (a) (c)	1,485,000
200,000	Lions Gate Entertainment Corp., Class B (c)	1,670,000
		8,381,600
	Financial Services – 0.6%
31,500	PayPal Holdings, Inc. (a) (b) (c)	2,101,995
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
June 30, 2023 (Unaudited)
Shares	Description	Value
COMMON STOCKS (Continued)
	Ground Transportation – 1.6%
70,000	Canadian Pacific Kansas City, Ltd.	$5,653,900
	Health Care Equipment & Supplies – 0.8%
53,626	Boston Scientific Corp. (c)	2,900,630
	Health Care Providers & Services – 3.6%
27,000	UnitedHealth Group, Inc. (a)	12,977,280
	Hotels, Restaurants & Leisure – 4.3%
85,000	Carnival Corp. (a) (b) (c)	1,600,550
10,000	Domino’s Pizza, Inc. (b)	3,369,900
90,000	Las Vegas Sands Corp. (b) (c)	5,220,000
52,000	Restaurant Brands International, Inc.	4,031,040
47,500	Six Flags Entertainment Corp. (a) (b) (c)	1,234,050
		15,455,540
	Industrial Conglomerates – 1.7%
29,000	Honeywell International, Inc.	6,017,500
	Insurance – 3.9%
35,000	Arthur J. Gallagher & Co. (a) (b)	7,684,950
34,500	Chubb, Ltd. (a)	6,643,320
		14,328,270
	Interactive Media & Services – 3.3%
100,000	Alphabet, Inc., Class C (a) (c)	12,097,000
	IT Services – 1.2%
31,500	International Business Machines Corp. (a)	4,215,015
	Life Sciences Tools & Services – 3.7%
29,800	Danaher Corp. (a)	7,152,000
12,000	Thermo Fisher Scientific, Inc. (a)	6,261,000
		13,413,000
	Machinery – 1.2%
18,000	Caterpillar, Inc.	4,428,900
	Metals & Mining – 0.6%
54,000	Freeport-McMoRan, Inc. (a) (b)	2,160,000
	Oil, Gas & Consumable Fuels – 4.1%
33,000	Diamondback Energy, Inc. (a)	4,334,880
50,000	Exxon Mobil Corp.	5,362,500
39,000	Hess Corp.	5,302,050
		14,999,430
	Pharmaceuticals – 4.4%
5,000	Eli Lilly & Co. (b)	2,344,900
76,000	Merck & Co., Inc. (a)	8,769,640
28,000	Zoetis, Inc. (a)	4,821,880
		15,936,420
	Semiconductors & Semiconductor Equipment – 2.7%
3,500	Broadcom, Inc. (a)	3,036,005
119,000	Intel Corp. (a) (b)	3,979,360
47,000	Micron Technology, Inc. (a) (b)	2,966,170
		9,981,535

See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
June 30, 2023 (Unaudited)
Shares	Description	Value
COMMON STOCKS (Continued)
	Software – 12.2%
7,000	Adobe, Inc. (a) (b) (c)	$3,422,930
107,000	Microsoft Corp. (a)	36,437,780
10,000	Synopsys, Inc. (a) (c)	4,354,100
		44,214,810
	Specialty Retail – 0.2%
32,500	Foot Locker, Inc. (a)	881,075
	Technology Hardware, Storage & Peripherals – 11.0%
207,000	Apple, Inc. (a) (b)	40,151,790
	Textiles, Apparel & Luxury Goods – 1.2%
41,000	NIKE, Inc., Class B (a) (b)	4,525,170
	Tobacco – 1.7%
64,000	Philip Morris International, Inc. (a)	6,247,680
	Wireless Telecommunication Services – 0.9%
23,500	T-Mobile US, Inc. (a) (c)	3,264,150
	Total Common Stocks	337,539,549
	(Cost $242,577,538)
REAL ESTATE INVESTMENT TRUSTS – 2.5%
	Specialized REITs – 2.5%
34,000	Crown Castle, Inc. (a)	3,873,960
107,000	Gaming and Leisure Properties, Inc.	5,185,220
	Total Real Estate Investment Trusts	9,059,180
	(Cost $8,043,646)
EXCHANGE – TRADED FUNDS – 1.6%
	Capital Markets – 1.6%
13,000	SPDR® S&P 500® ETF Trust	5,762,640
	(Cost $5,691,946)
COMMON STOCKS – BUSINESS DEVELOPMENT COMPANIES – 1.1%
	Capital Markets – 1.1%
215,000	Ares Capital Corp. (a)	4,039,850
	(Cost $3,728,891)
	Total Investments – 98.1%	356,401,219
	(Cost $260,042,021)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.3)%
(200)	Activision Blizzard, Inc.	$(1,686,000)	$90.00	07/21/23	(27,600)
(25)	Adobe, Inc.	(1,222,475)	510.00	06/30/23	(25)
(200)	Apple, Inc.	(3,879,400)	200.00	08/18/23	(69,000)
(35)	Arthur J. Gallagher & Co.	(768,495)	220.00	08/18/23	(21,000)
(100)	Carnival Corp.	(188,300)	14.00	07/21/23	(49,300)
(400)	Carnival Corp.	(753,200)	18.00	07/21/23	(54,400)
(250)	Carnival Corp.	(470,750)	20.00	07/21/23	(13,500)
(25)	Domino’s Pizza, Inc.	(842,475)	360.00	08/18/23	(14,125)
(25)	Eli Lilly & Co.	(1,172,450)	480.00	07/21/23	(13,250)
(35)	FedEx Corp.	(867,650)	250.00	06/30/23	(35)
(125)	Freeport-McMoRan, Inc.	(500,000)	43.00	07/21/23	(5,625)
(250)	Intel Corp.	(836,000)	39.00	07/21/23	(1,500)
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
June 30, 2023 (Unaudited)
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN (Continued)
(100)	JPMorgan Chase & Co.	$(1,454,400)	$150.00	08/18/23	$(19,900)
(200)	Las Vegas Sands Corp.	(1,160,000)	62.00	07/21/23	(10,800)
(100)	Micron Technology, Inc.	(631,100)	73.00	07/21/23	(1,000)
(75)	NIKE, Inc., Class B	(827,775)	118.00	06/30/23	(75)
(150)	NIKE, Inc., Class B	(1,655,550)	120.00	07/21/23	(2,700)
(75)	PayPal Holdings, Inc.	(500,475)	70.00	07/21/23	(5,850)
(200)	S&P 500® Index (d)	(89,007,600)	4,500.00	07/21/23	(454,000)
(100)	S&P 500® Index (d)	(44,503,800)	4,575.00	07/21/23	(64,000)
(200)	S&P 500® Index (d)	(89,007,600)	4,600.00	07/21/23	(80,000)
(100)	Six Flags Entertainment Corp.	(259,800)	30.00	07/21/23	(1,000)
	Total Call Options Written				(908,685)
	(Premiums received $742,938)

Net Other Assets and Liabilities – 2.2%	7,956,373
Net Assets – 100.0%	$363,448,907

(a)	All or a portion of these securities are segregated to cover index call options written. At June 30, 2023, the segregated value of these securities amounts to $230,035,130.
(b)	All or a portion of this security’s position represents cover for outstanding options written.
(c)	Non-income producing security.
(d)	Call options on securities indices were written on a portion of the common stock positions that were not used to cover call options written on individual equity securities held in the Fund’s portfolio.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of June 30, 2023 is as follows (see Note 3A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 6/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 337,539,549	$ 337,539,549	$ —	$ —
Real Estate Investment Trusts*	9,059,180	9,059,180	—	—
Exchange - Traded Funds*	5,762,640	5,762,640	—	—
Common Stocks - Business Development Companies*	4,039,850	4,039,850	—	—
Total Investments	$ 356,401,219	$ 356,401,219	$—	$—

LIABILITIES TABLE
	Total Value at 6/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (908,685)	$ (908,685)	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Statement of Assets and Liabilities
June 30, 2023 (Unaudited)
ASSETS:
Investments, at value	$ 356,401,219
Cash	10,852,072
Receivables:
Investment securities sold	4,402,434
Dividends	447,132
Dividend reclaims	4,190
Prepaid expenses	13,185
Total Assets	372,120,232
LIABILITIES:
Options written, at value	908,685
Payables:
Investment securities purchased	7,393,625
Investment advisory fees	297,223
Audit and tax fees	26,525
Administrative fees	18,288
Shareholder reporting fees	13,387
Custodian fees	6,381
Legal fees	3,964
Transfer agent fees	1,442
Financial reporting fees	732
Trustees’ fees and expenses	453
Other liabilities	620
Total Liabilities	8,671,325
NET ASSETS	$363,448,907
NET ASSETS consist of:
Paid-in capital	$ 263,987,224
Par value	199,881
Accumulated distributable earnings (loss)	99,261,802
NET ASSETS	$363,448,907
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$18.18
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	19,988,085
Investments, at cost	$260,042,021
Premiums received on options written	$742,938
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Statement of Operations
For the Six Months Ended June 30, 2023 (Unaudited)
INVESTMENT INCOME:
Dividends	$ 3,457,510
Interest	59,412
Foreign withholding tax	(15,409)
Total investment income	3,501,513
EXPENSES:
Investment advisory fees	1,743,273
Administrative fees	81,376
Shareholder reporting fees	52,702
Audit and tax fees	26,987
Legal fees	22,683
Custodian fees	12,768
Listing expense	11,779
Trustees’ fees and expenses	9,831
Transfer agent fees	9,039
Financial reporting fees	4,587
Other	9,342
Total expenses	1,984,367
NET INVESTMENT INCOME (LOSS)	1,517,146
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	17,110,712
Written options contracts	(627,724)
Foreign currency transactions	165
Net realized gain (loss)	16,483,153
Net change in unrealized appreciation (depreciation) on:
Investments	24,630,032
Written options contracts	(107,296)
Foreign currency translation	(18)
Net change in unrealized appreciation (depreciation)	24,522,718
NET REALIZED AND UNREALIZED GAIN (LOSS)	41,005,871
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 42,523,017

See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Statements of Changes in Net Assets
	Six Months Ended 6/30/2023 (Unaudited)	Year Ended 12/31/2022
OPERATIONS:
Net investment income (loss)	$ 1,517,146	$ 2,929,934
Net realized gain (loss)	16,483,153	18,412,142
Net change in unrealized appreciation (depreciation)	24,522,718	(89,978,856)
Net increase (decrease) in net assets resulting from operations	42,523,017	(68,636,780)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(12,592,494)	(25,183,334)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested	—	105,150
Net increase (decrease) in net assets resulting from capital transactions	—	105,150
Total increase (decrease) in net assets	29,930,523	(93,714,964)
NET ASSETS:
Beginning of period	333,518,384	427,233,348
End of period	$ 363,448,907	$ 333,518,384
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	19,988,085	19,982,838
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	—	5,247
Common Shares at end of period	19,988,085	19,988,085
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 6/30/2023 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 16.69	$ 21.38	$ 18.29	$ 16.92	$ 13.89	$ 16.51
Income from investment operations:
Net investment income (loss)	0.08 (a)	0.15	0.07	0.12	0.17	0.19
Net realized and unrealized gain (loss)	2.04	(3.58)	4.28 (b)	2.39	4.00	(1.67)
Total from investment operations	2.12	(3.43)	4.35	2.51	4.17	(1.48)
Distributions paid to shareholders from:
Net investment income	(0.63)	—	(0.18)	(0.08)	(0.14)	(0.19)
Net realized gain	—	(1.26)	(1.08)	(1.06)	(1.00)	(0.95)
Total distributions paid to Common Shareholders	(0.63)	(1.26)	(1.26)	(1.14)	(1.14)	(1.14)
Net asset value, end of period	$18.18	$16.69	$21.38	$18.29	$16.92	$13.89
Market value, end of period	$17.53	$15.76	$21.29	$17.62	$17.25	$12.92
Total return based on net asset value (c)	12.96%	(15.84)%	24.38% (b)	16.84%	30.78%	(9.19)%
Total return based on market value (c)	15.34%	(20.19)%	28.56%	10.41%	43.34%	(13.86)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 363,449	$ 333,518	$ 427,233	$ 365,432	$ 338,198	$ 277,443
Ratio of total expenses to average net assets	1.14% (d)	1.13%	1.12%	1.15%	1.14%	1.14%
Ratio of net investment income (loss) to average net assets	0.87% (d)	0.81%	0.39%	0.77%	1.08%	1.13%
Portfolio turnover rate	18%	21%	14%	20%	37%	45%

(a)	Based on average shares outstanding.
(b)	The Fund received a reimbursement from Chartwell in the amount of $52,217, which represents less than $0.01 per share. Since the Fund was reimbursed, there was no effect on the Fund’s total return.
(c)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(d)	Annualized.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2023 (Unaudited)
1. Organization
First Trust Enhanced Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 20, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FFA” on the New York Stock Exchange (“NYSE”).
The Fund’s investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its Managed Assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of non-U.S. issuers, in each case that are traded on U.S. securities exchanges. In addition, on an ongoing and consistent basis, the Fund writes (sells) covered call options on a portion of the Fund’s Managed Assets. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities, including the value of call options written (sold). There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the SEC that permits the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted with respect to its common shares subject to certain conditions. Under the Plan, the Fund currently intends to pay a quarterly distribution in the amount of $0.315 per share. A portion of this quarterly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period but is expected to correlate with the Fund’s performance over time. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
3. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold) and dividends declared but unpaid) by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”), exchange-traded funds, convertible preferred stocks, and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2023 (Unaudited)
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Over-the-counter options contracts are valued as follows, depending on the market in which the instrument trades: (1) the mean of their most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
2)	the type of security;
3)	the size of the holding;
4)	the initial cost of the security;
5)	transactions in comparable securities;
6)	price quotes from dealers and/or third-party pricing services;
7)	relationships among various securities;
8)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
9)	an analysis of the issuer’s financial statements;
10)	the existence of merger proposals or tender offers that might affect the value of the security; and
11)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of June 30, 2023, is included with the Fund’s Portfolio of Investments.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2023 (Unaudited)
B. Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call options (“options”) on all or a portion of the equity securities held in the Fund’s portfolio and on securities indices as determined to be appropriate by Chartwell Investment Partners, LLC (“Chartwell” or the “Sub-Advisor”), consistent with the Fund’s investment objective. The number of options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) “naked” or uncovered options. If certain equity securities held in the Fund’s portfolio are not covered by a related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Fund’s Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
Options the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in “Net realized gain (loss) on investments” on the Statement of Operations. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) on written options contracts” on the Statement of Operations.
The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including the amortization of premiums and accretion of discounts.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2023 (Unaudited)
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2022, was as follows:
Distributions paid from:
Ordinary income	$132,172
Capital gains	25,051,162
Return of capital	—
As of December 31, 2022, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$3,418,584
Undistributed capital gains	—
Total undistributed earnings	3,418,584
Accumulated capital and other losses	—
Net unrealized appreciation (depreciation)	65,912,695
Total accumulated earnings (losses)	69,331,279
Other	—
Paid-in capital	264,187,105
Total net assets	$333,518,384
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2022, for federal income tax purposes, the Fund had no non-expiring capital loss carryforwards.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2019, 2020, 2021, and 2022 remain open to federal and state audit. As of June 30, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2023 (Unaudited)
As of June 30, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$259,299,083	$115,058,868	$(18,865,417)	$96,193,451
F. Expenses
The Fund will pay all expenses directly related to its operations.
4. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Chartwell manages the Fund’s portfolio subject to First Trust’s supervision. Chartwell receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid monthly by First Trust out of its investment advisory fee.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 2023, were $62,707,884 and $77,999,994, respectively.
6. Derivative Transactions
The following table presents the types of derivatives held by the Fund at June 30, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2023 (Unaudited)
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Written Options	Equity Risk	—	$ —	Options written, at value	$ 908,685
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2023, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) on written options contracts	$(627,724)
Net change in unrealized appreciation (depreciation) on written options contracts	(107,296)
During the six months ended June 30, 2023, the premiums for written options opened were $6,466,820, and the premiums for written options closed, exercised and expired were $6,289,731.
The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2023 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2023 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 17, 2023. At the Annual Meeting, Denise M. Keefe and Robert F. Keith were elected by the Common Shareholders of First Trust Enhanced Equity Income Fund as Class I Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2026. The number of votes cast in favor of Ms. Keefe was 15,735,449 and the number of votes withheld was 698,985.  The number of votes cast in favor of Mr. Keith was 15,736,509 and the number of votes withheld was 697,925. Richard E. Erickson, Thomas R. Kadlec, James A. Bowen and Niel B. Nielson are the other current and continuing Trustees.
Amended and Restated By-Laws
On June 22, 2023, the Board of Trustees of the Fund amended and restated the existing Amended and Restated By-Laws (and as so amended and restated, the “By-Laws”), effective immediately. The By-Laws were revised to rescind Article XII and its accompanying control share provisions, along with other conforming amendments.
The foregoing description is qualified in its entirety by reference to the full text of the By-Laws, a copy of which can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on June 23, 2023, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.
Principal Risks
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund.  The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2023 (Unaudited)
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Depositary Receipts Risk. Depositary receipts represent equity interests in a foreign company that trade on a local stock exchange. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Equity Securities Risk.  The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests.  Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuers or their industries occur.  An adverse event affecting an issuer, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure.  Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Income Risk. Net investment income paid by the Fund to its common shareholders is derived from the premiums it receives from writing (selling) call options and from the dividends and interest it receives from the equity securities and other investments held in the Fund’s portfolio and short-term gains thereon.  Premiums from writing (selling) call options and dividends and interest payments made by the securities in the Fund’s portfolio can vary widely over time.  Dividends on equity securities are not fixed but are declared at the discretion of an issuer’s board of directors.  There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels.  The Fund cannot assure as to what percentage of the distributions paid on the common shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

Industry and Sector Risk. The Fund may not invest 25% or more of its total assets in securities of issuers in any single industry.  If the Fund is focused in an industry, it may present more risks than if it were broadly diversified over numerous industries of the economy.  Individual industries may be subject to unique risks which may include, among others, governmental regulation, inflation, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, and rising interest rates.
The Fund may invest 25% or more of its total assets in securities of issuers in a single sector. Currently, the Fund makes significant investments in equity securities of companies in the information technology sector. Information technology companies produce and provide hardware, software and information technology systems and services.  Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants.  Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs.  Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2023 (Unaudited)
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Investment Risk. An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal invested.  An investment in Common Shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions.  When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

Management Risk and Reliance on Key Personnel. In managing the Fund’s investment portfolio, the Fund’s portfolio managers will apply investment techniques and risk analyses that may not produce the desired result.  Additionally, the implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace.  The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value.  The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Investments held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by real or perceived adverse economic conditions, political events, regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on the investment may fluctuate.

Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (iv) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions and differing legal standards; (v) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vi) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy, administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody.  Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions.  The Fund may write (sell) covered call options on all or a portion of the equity securities held in the Fund’s portfolio as determined to be appropriate by the Fund’s Sub-Advisor, consistent with the Fund’s investment objective. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including anticipated volatility, which in turn are affected by fiscal and monetary

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2023 (Unaudited)
policies and by national and international political and economic events.  In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. The ability to successfully implement the Fund’s investment strategy depends on the Sub-Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold an equity security that it might otherwise sell. There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Additionally, to the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks.

Potential Conflicts of Interest Risk. First Trust, Chartwell and the portfolio managers have interests which may conflict with the interests of the Fund.  In particular, First Trust and Chartwell currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund.

REIT Risk. Real estate investment trusts (“REITs”) typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. Additionally, REITs may have limited diversification due to investment in a limited number of properties or a particular market segment and are subject to the risks associated with obtaining financing for real property. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs may also have a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates. Additionally, certain REITs charge management fees, which may result in layering of management fees paid by the Fund.

Small- and/or Mid-Capitalization Companies Risk. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Enhanced Equity Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and Chartwell Investment Partners, LLC (the “Sub-Advisor”).  The Board approved the continuation of the Agreements for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2023 (Unaudited)
information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments.  In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided.  The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable.  With respect to the Expense Group, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that not all peer funds employ an advisor/sub-advisor management structure.  The Board took these limitations into account in considering the peer data.  Based on the information provided, the Board noted that the contractual advisory fee rate payable by the Fund, based on average net assets, was equal to the median contractual advisory fee of the peer funds in the Expense Group.  With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability.  In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2022 to the performance of the funds in the Performance Universe and to that of two benchmark indexes.  In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund.  Based on the information provided on net asset value performance, the Board noted that the Fund underperformed the Performance Universe median and one of the benchmark indexes and outperformed the other benchmark index for the one-year period ended December 31, 2022 and that the Fund outperformed the Performance Universe median and one of

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2023 (Unaudited)
the benchmark indexes and underperformed the other benchmark index for the three-, five- and ten-year periods ended December 31, 2022.  The Board also received information on the Fund’s annual distribution rate as of December 31, 2022 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board concluded that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2022 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that since the Sub-Advisor’s inception as sub-advisor, assets in the Fund have not grown considerably, so further economies of scale have not been achieved.  The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation.  The Board did not review the profitability of the Sub-Advisor with respect to the Fund.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered indirect benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including that the Sub-Advisor enters into soft-dollar arrangements in connection with the Fund, and considered a summary of such arrangements.  The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

This page intentionally left blank

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Chartwell Investment Partners, LLC
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19a-l under the 1940 Act, dated March 24, 2010. (1)

(1)	The Fund received exemptive relief from the Securities and Exchange Commission which permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each taxable year. The relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders. In that regard, attached as an exhibit to this filing is a copy of such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Enhanced Equity Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	September 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	September 8, 2023
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	September 8, 2023

* Print the name and title of each signing officer under his or her signature.